                                                                  EXHIBIT 10.8.2


                                 Suite 301/305

                              ADD'TL OFFICE SPACE

                             OFFICE BUILDING LEASE




                                    Between

                       Symphony Woods Limited Partnership
                       ----------------------------------
                                   (Landlord)


                                      and


                       Credit Management Solutions, Inc.
                       ----------------------------------
                                    (Tenant)


                         "Symphony Woods Office Center"
                       ----------------------------------
                                OFFICE BUILDING


       Columbia                                                Maryland
---------------------                                     --------------------
        (City)                                                  (State)




                                                           Revised 3/90
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THIS LEASE AGREEMENT is made and entered into this 10 day of February, 1995, by and between the Landlord and Tenant hereinafter named.

DEFINITIONS AND BASIC PROVISIONS

The following definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in other provisions of this lease:

     (a)  "Landlord": Symphony Woods Limited Partnership

     (b)  "Tenant":   Credit Management Solutions, Inc.

     (c) "Demised Premises": approximately 8,075 square feet on Floor three, suite no. 301/305 in the building(s) located at 5950 Symphony Woods Road, Columbia, MD 21044 ("Building") such premises being shown and outlined on the plan attached hereto as Exhibit A.

     (d) "Lease Term": a period of forty-five and 1/2 (45.5) months commencing on February 15, 1995, and ending on November 30, 1998.

     (e) "Basic Rental": a total sum of $515,286.01 payable by Tenant, subject to adjustment as provided herein, on the first day of each calendar month of the Lease year, in advance, at the office of the Landlord in monthly installments as follows:

          From the Commencement Date through the last day of the first (1st) month of the Lease Term, equal monthly payments of $5,551.57;

          From the first day of the second (2nd) month through the last day of the twenty-fifth (25th) month of the Lease Term, equal monthly payments of $11,103.13;

          From the first day of the twenty-sixth (26th) month through the last day of the thirty-seventh (37th) month of the Lease Term, equal monthly payments of $11,439.58;

          From the first day of the thirty-eighth (38th) month through the last day of the forty-sixth (46th) month of the Lease Term, equal monthly payments of $11,776.04;

          All rental payments shall be paid to the order of Symphony Woods Limited Partnership without notice, offset, reduction or abatement, subject to adjustment as set forth in this Lease.

          If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, on or before the commencement date of the term the monthly installment of Basic Rental prorated on a per diem basis with respect to that fractional calendar month. All rental payments thereafter will be for a full calendar month and will be in the amount as specified in clause (e) above.

     (f) "Prepaid Rental": $5,551.57 representing payment of rental for the first full month and partial month, if any, of the Lease Term.

     (g)  "Security Deposit":  $11,103.13

     (h)  "Permitted Use":  Tenant shall, continuously and without interruption throughout the Term, occupy and use the Demised Premises for, and only for, sales, marketing and administrative purposes, subject to and in accordance with all applicable zoning and other Governmental regulations.

     (i)  "Prorata Share":  Initially 8.68%

     (j) "Rider(s)" consisting of 6 page(s) with sections numbered consecutively 55 through 65 attached hereto and made a part hereof.

     (k)  "Guarantor(s)":  N/A


GRANTING CLAUSE

In consideration of the obligation of Tenant to pay Basic Rental, Operating Expenses, and Taxes as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises to have and to hold the same for the Lease Term specified herein, all upon the terms and conditions set forth in this Lease.


SERVICES BY LANDLORD

Landlord agrees to furnish Tenant while occupying the Demised Premises the following services:

     (a) Hot and cold water at those points of supply provided for general use of all Building tenants.

     (b) Air conditioning, heat and electric current (for lighting and fractional horsepower machines only) during reasonable hours of generally recognized business days, as determined by Landlord in such quantity and of such quality as Landlord determines in its sole judgement is reasonably necessary for Tenant's comfortable use and enjoyment of the Demised Premises.


     (c) Elevator service, if any, in common with other tenants for ingress to and egress from the Demised Premises.

     (d) Janitorial cleaning services as may in the judgment of Landlord be reasonably required.

     (e) Electrical lighting for public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.




                                                                Revised 3/90

Landlord shall have no obligation to furnish services to Tenant other than those specified above. Should Landlord provide additional services to Tenant, Tenant shall pay separately for such additional services (including, but not limited to, heating and air conditioning services provided during hours other than as set forth in the applicable provisions of this paragraph) at rates to be established from time to time by Landlord. Charges for any services for which Tenant is required to pay shall be due and payable within ten (10) days after they are billed. If Tenant fails to make payment for any such services, Landlord, in addition to all other rights and remedies available to Landlord under this Lease, or at law or in equity, may, with notice to Tenant, discontinue any or all of such additional services and such discontinuance shall not be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Demised Premises or relieve Tenant from paying Basic Rental or performing any of its other obligations under this Lease.

Failure to any extent to furnish, or any stoppage of these defined services, resulting from causes beyond control of Landlord or from any cause, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

This lease is conditioned upon faithful performance by Tenant of the following agreements, covenants, rules and regulations, herein set out and agreed to by Tenant.

PAYMENTS

1. (A) To pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided. The obligation of Tenant to pay Basic Rental is an independent covenant, and no act or circumstance whether constituting breach of covenant by Landlord or not, shall release Tenant of the obligation to pay Basic Rental, Operating Expenses and Taxes.

     (B) To pay Landlord, on a retail cost basis, for parts and labor, for all replacements of electric lamps, fluorescent and otherwise and ballasts following the initial installation of same, upon demand, by Landlord.

REPAIRS BY TENANT

2. Tenant will, at Tenant's own cost and expense, keep the Demised Premises and all other improvements to the extent covered by this Lease in sound condition and good repair, and shall repair or replace any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees, invitees and visitors, and if Tenant fails to make such repair or replacements promptly, or within 15 days after occurrence, and to the satisfaction of Landlord, Landlord may at its option make such repair or replacement, and Tenant shall repay the cost thereof plus interest at the Interest Rate (as hereinafter defined) to Landlord on demand. Tenant waives all right to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant will not commit or allow any waste or damage to be committed on any portion of the Demised Premises, and shall at the termination of this Lease by lapse of time or otherwise, deliver up the Demised Premises to Landlord in as good condition as at the date of possession, ordinary wear and tear excepted, and upon such termination of this Lease Landlord shall have the right to re-enter and resume possession of the Demised Premises.

ASSIGNMENT OR SUBLETTING

3. Tenant will not sell, mortgage, transfer, or assign this Lease, or allow same to be assigned by operation of law or otherwise, or sublet the Demised Premises, or any part thereof, or use or permit same to be used for any purpose other than stated in the use clause hereof without the prior written consent of Landlord, which consent will not be unreasonably withheld. Notwithstanding the foregoing, in the event the Tenant desires to assign or sublet the Demised Premises, Tenant shall provide Landlord with not less than thirty (30) days written notice of Tenant's request, specifying in detail any and all terms of such assignment or sublease. Landlord reserves the right to cancel and terminate this Lease within thirty (30) days upon receipt of such notice from Tenant of its request to assign or sublet the Demised Premises. In the event Landlord consents to an assignment or sublease of the Demised Premises, which assignment or sublease results in rental payments in excess of the monthly payments due and owing under the terms of this Lease Agreement, such excess rental payments shall be deemed to be rental payments due and owing Landlord. Any sale, hypothecation, transfer, assignment or subletting which is not in compliance with the provisions of this Article shall be voidable by Landlord and shall, at the option of Landlord, constitute a default under this Lease. Landlord's acceptance of rent directly from any subtenant, assignee or other transferee shall not be construed as Landlord's approval or consent thereto nor Landlord's agreement to accept the attornment of any subtenant in the event of any termination of this Lease. In no event shall Landlord's consent to an assignment or subletting be construed as (i) relieving Tenant from the obligation to obtain Landlord's express written consent to any further assignment or subletting or (ii) releasing Tenant from any liability or obligation hereunder whether or not then accrued, and Tenant shall continue to be fully, jointly and severally liable hereunder. As a further condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (i) Tenant shall be required to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the review and execution thereof;
     (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which payments will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and such sublessee shall agree to attorn to Landlord, or its successors and assigns, at its request, should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and (iii) Landlord may require that Tenant not then be in default under this Lease in any respect, in the event that Tenant files any type of petition in bankruptcy or has same filed against it and Landlord does not elect to terminate this Lease or is deemed to have waived its right to terminate this Lease, and in the event that the trustee or receiver appointed by the bankruptcy court attempts to assume this Lease and thereupon assign it to a third party, then Landlord shall have the right to terminate this Lease within thirty
     (30) days upon gaining actual knowledge of such attempted assumption and assignment, or upon being given written notice of same by Tenant, whichever is later. See Lease Rider #65.

ALTERATIONS, ADDITIONS AND IMPROVEMENTS

4. Tenant will not make or allow to be made any alterations, additions, or improvements in or to the Demised Premises without the written consent of Landlord before performance; such consent will not be unreasonably withheld, but Landlord may impose, as a condition of such consent, such requirements as Landlord in its sole discretion may deem reasonable or desirable, including, without limiting the generality of the foregoing, requirements as to the manner in which, the time or times at which, and the contractor by whom such work shall be done. Tenant shall not incorporate any hazardous materials (as hereinafter defined) into the Demised Premises during the performance of the alterations, additions, or improvements. All alterations, additions, or improvements when made to the Demised Premises by Tenant shall be surrendered to Landlord and become the property of Landlord upon termination in any manner of this Lease, but this clause shall not apply to movable non-attached fixtures or furniture of Tenant. If, however, prior to termination of this Lease, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove such alterations, additions, or improvements, which were placed in or on the Demised Premises by Tenant and which are designated in said notice and shall repair any damage occasioned by such removal and in default thereof Landlord may effect said removals and repairs at Tenant's sole cost and expense. All work with respect to alterations, additions, and improvements must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the improvements on the Demised Premises shall at all times be a complete unit except during the period of work. Any such alterations, additions and improvements shall be performed and done strictly in accordance with the laws and ordinances relating

                                                                Revised 3/90

    Underwriters, Fire Rating Bureau, or similar organization. Tenant shall obain at its sole cost and expense all required licenses and permits. In performing the work of any such alterations, additions or improvements, Tenant shall have the work performed in such a manner so as not to obstruct the access to the Building or the demised premises of any other tenant. Before commencing any such work or construction in or about the Demised Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Demised Premises such notices as Landlord deems necessary to protect the Demised Premises and Landlord from the liens of mechanics, laborers, materialmen, suppliers or vendors. If any mechanic's lien is filed against the Demised Premises or the real estate of which the Demised Premises form a part, which lien concerns the Tenant and/or the Demised Premises, Tenant shall cause same to be discharged within ten (10) days after the lien is filed by Tenant paying or bonding over said lien.

    Notwithstanding the foregoing, Tenant shall use Landlord's contractors for alterations to or alterations affecting any of the following: heating, ventilation, air conditioning, electrical, plumbing and life safety systems. Tenant shall promptly pay to Landlord's contractors, when due, the cost of all such alterations. Tenant shall also pay to Landlord a fifteen percent (15%) administrative fee to reimburse Landlord for all overhead, general conditions, fees and other costs and expenses arising from the involvement of Landlord or landlord's agent with the alterations. Said percentage shall be payable within thirty (30) days after completion of the alterations.

LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE

5. Tenant will not occupy or use, nor permit any portion of the Demised Premises to be occupied or used for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents, and in the event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on the Building or contents created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay such increase.

    Nor will Tenant use or occupy the Premises or permit the same to be used for any purpose whatsoever other than the Permitted Use defined herein.

    Tenant acknowledges and understands that the proper tenant mix of the Office Building is essential to the successful operation of the Office Building and that the restriction against the unauthorized use of the premises is not intended to act as a restraint on trade but to protect and insure the correct tenant mix.

LAWS AND REGULATIONS

6. Tenant will maintain the Demised Premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction thereof) with reference to conditions or occupancy of the Demised Premises. Tenant shall not cause or permit any hazardous material to be brought upon, stored, produced, emitted, disposed or used upon, above or beneath the Building by Tenant, its agents, employees or contractors. Hazardous material means any material or substance defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act as amended, or as defined in any other federal, state or local statute, law, ordinance or regulation.

INDEMNITY, LIABILITY AND LOSS OR DAMAGE

7. By moving into the Demised Premises or taking possession thereof, Tenant accepts the Demised Premises as suitable for the purposes for which the same are leased and accepts the Building and each and every appurtenance thereof, and Tenant by said acts waives any and all defects therein.

    Landlord shall not be liable to Tenant or Tenant's agents, employees, guests, invitees or to any person claiming by, through or under Tenant for any injury to person, loss or damage to property, or for loss or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord or any other person, or due to the Building or the Demised Premises or any part thereof or any appurtenances thereto becoming out of repair, due to the happening of any accident or event in or about the Building or the Demised Premises, or by any other cause whatsoever except Landlord's gross negligence or willful wrong to the extent Landlord is not prevented by law from contracting against such liability. Tenant shall indemnify Landlord and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Demised Premises or the occupancy or use by Tenant of the Demised Premises or any part thereof, if occasioned wholly or in part by any action or omission of Tenant, its agents, contractors, employees, servants, invitees, or licensees. If Landlord shall without fault on its part, be made a party to any action commenced by or against Tenant, the Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses, and reasonable attorneys' fees.

BUILDING RULES AND REGULATIONS

8. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the Building Rules and Regulations which are attached as Exhibit B and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as may be deemed advisable for safety, care and cleanliness of the premises and for the preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant.

ENTRY FOR REPAIRS AND INSPECTION

9. Tenant will permit Landlord or owner, or their officers, agents and representatives, the right to enter into and upon all parts of the Demised Premises, at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. In the event of an emergency, Tenant hereby grants to Landlord the right to enter the Demised Premises at any time. In addition, Tenant shall permit Landlord or Landlord's agent and any other person authorized by the same to enter the Demised Premises during the last six months of the Lease Term for the purpose of exhibiting the Demised Premises to prospective lessees.

NUISANCE

10. Tenant will conduct its business, and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or Landlord in the management of the Building.

EMINENT DOMAIN AND FORCE MAJEURE

11. (A) If, in the reasonable opinion of the Landlord, the whole of the Demised Premises or, so much thereof as to render the balance unusable by Tenant is taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later. No award for any partial or entire taking shall be apportioned and Tenant hereby releases any claim to and assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, pursuant to the foregoing, the Basic Rental shall be apportioned according to the ratio that the part of the Demised Premises remaining usable by the Tenant bears to the total area of the Demised Premises. Landlord shall notify Tenant of any condemnation proceeding which affects the Demised Premises.

    (B) Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of a government body or authority, or other matter beyond the control of Landlord or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or failure to make any such repairs, or from any cause whatever, unless caused solely by Landlord's gross negligence.

LIEN FOR RENT

12. In consideration of the mutual benefits arising by virtue of this Lease, Tenant does hereby mortgage unto Landlord all property of Tenant now or hereafter placed in or upon the Demised Premises (except such part of Tenant's property or merchandise as may be exchanged, replaced or sold from time to time in the ordinary course of operations or trade), and such property is hereby subjected to a lien in favor of Landlord and shall be and remain subject to such lien of Landlord for payment of all Basic Rental, Operating Expenses and Taxes and other sums agreed to be paid by Tenant herein. Said lien shall be in addition to and cumulative of the Landlord's lien provided by law. At any time and from time to time, upon request by Landlord, Tenant will make, execute and deliver or cause to be made, executed and delivered, to Landlord, and where appropriate, filed and from time to time thereafter to be refiled at such time and in such offices and places as shall be deemed desirable by Landlord, any and all security agreements, financing statements, and other documents ("Instrument") as may, in the opinion of Landlord, be necessary or desirable in order

                                                                Revised 3/90
        to effectuate, complete, enlarge or perfect, or to continue and preserve (a) the obligations of Tenant under this Lease, and (b) the lien and security interest granted by this paragraph as a first and prior lien and security interest upon Tenant's interest in this Lease and the personal property of Tenant located in the Demised Premises, whether now or hereafter acquired by Tenant. Upon any failure by Tenant to do so, Landlord may make, execute, file, or refile any and all such instruments for and in the name of Tenant, and Tenant hereby irrevocably appoints Landlord the agent and attorney-in-fact of Tenant so to do. The lien and security interest hereof will automatically attach, without further act, to all after acquired personal property attached to and/or used in the operation of the Tenant's business in the Demised Premises or any part thereof.

ABANDONMENT

13. If the Demised Premises are abandoned or vacated by Tenant, Landlord shall have the right, but not the obligation, to: (a) relet same for the remainder of the period covered hereby; and if the Basic Rental, Operating Expenses and Taxes are not received through such reletting at least equal to the Basic Rental, Operating Expenses and Taxes provided hereunder, Tenant shall pay and satisfy any deficiencies between the amount of Basic Rental, Operating Expenses and Taxes called for under this Lease and that received through reletting and all expenses incurred by any such reletting, including but not limited to, the cost of advertising, brokerage fees, renovating, altering and decorating for a new tenant, and/or (b) provide for the storage of any personal property remaining in the Demised Premises without liability of any kind or for the cost of storage or the return of the personal property to Tenant or take title to the abandoned personal property which title shall pass to Landlord under this lease as a Bill of Sale without additional payments or credit from Landlord to Tenant. Notwithstanding the foregoing, during the last ninety (90) days of the term of this Lease, if Tenant removes a substantial portion of Tenant's property or Tenant has been in physical absence for ten (10) days it shall constitute a vacation and Landlord may enter the Demised Premises for purposes of renovating, altering and decorating the Demised Premises for occupancy at the end of the term by a new tenant without in any way affecting Tenant's obligation to pay Basic Rental, Operating Expenses and Taxes and comply with all other terms and conditions of this Lease. Nothing herein shall be construed as in any way denying Landlord the right, in case of abandonment, vacation of the Demised Premises, or other breach of the contract by Tenant, to treat the same as an entire breach, and, at Landlord's option, immediately sue for the entire breach of this contract and any and all damages occasioned Landlord thereby.

HOLDING OVER

14. In addition to performing all of Tenant's other obligations set forth in this Lease, Tenant shall pay to Landlord an amount equal to 200% of the monthly installment of Basic Rental and 200% of the monthly installment of Operating Expenses and Taxes payable by Tenant during the last month of the Lease Term on the 1st day of each month or a portion thereof for which Tenant shall retain possession of the Demised Premises or any part thereof after the expiration or termination of the Lease Term or of Tenant's right of possession, whether by lapse of time or otherwise, and also shall pay all costs incurred and damages sustained by Landlord, whether direct or consequential, on account of such holding over. The provisions of this paragraph shall not be deemed to limit or constitute a waiver of any rights or remedies of Landlord provided herein or at law. No holding over by Tenant after the terms of this Lease, either with or without the consent and acquiescence of Landlord, shall operate to extend this Lease for a longer period than one month; and holding over with the consent of Landlord in writing shall thereafter constitute this agreement a Lease from month to month. The foregoing provisions of this Article 14 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

ATTORNEY'S FEES

15. In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Basic Rental, Operating Expenses or Taxes due, or to become due hereunder or recovery of the possession of the Demised Premises in the hands of an attorney or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees, and payment of the same shall be secured in like manner as is herein provided, as to all remedies which may be invoked by Landlord to secure payment of Basic Rental, Operating Expenses and Taxes.

DAMAGE OR DESTRUCTION

16. If the Demised Premises or the Building shall be damaged by any cause or means whatsoever not caused or contributed to by the negligence or fault of Tenant, its employees, agents, invitees or visitors, and if insurance proceeds have been made available therefore, and if said damage can be repaired within a period of ninety (90) working days by using standard working methods and procedures, Landlord shall within a reasonable time after the occurrence of said damage, and to the extent of the insurance proceeds available therefore, enter and make repairs, and this Lease shall not be affected but shall continue in full force and effect. However, if said damage cannot be repaired within a period of ninety
        (90) working days by using standard working methods and procedures, then this Lease shall cease and terminate as of the date of such occurrence, and Tenant shall pay Basic Rental, Operating Expenses or Taxes hereunder to such date and immediately surrender the Demised Premises to Landlord, unless within a period of sixty (60) days from the date of such occurrence Landlord shall elect to keep this Lease in force and to restore the Demised Premises to substantially the condition as existed prior to the date of such occurrence by giving Tenant written notice of such election within said sixty (60) day period. If Landlord so elects to continue the Lease and restore the Demised Premises, Landlord shall within a reasonable time after the date of the notice of said election enter and make repairs, and this Lease shall not be affected, except that Basic Rental hereunder shall be reduced or abated while such repairs are being made for the period of time and in the proportion that the Demised Premises are untenantable. If, however, such damage is contributed to or results from the fault of Tenant, Tenant's employees, agents, invitees or visitors, and if Landlord does not have insurance covering such damage, such damage shall be repaired by and at the expense of Tenant under the control, direction and supervision of Landlord, and the Basic Rental, Operating Expenses and Taxes shall continue without abatement or reduction. The completion of the repairs of all such damages is subject to reasonable delays resulting from survey of such damage, obtaining plans and letting contracts for repair, adjustment or insurance loss, strikes, labor difficulties, unavailability of material, or other causes beyond the control of the party obligated to make such repairs. Notwithstanding anything to the contrary contained in this Article 16, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Demised Premises on account of the damage resulting from any casualty covered under this Article 16 which occurs during the last twelve (12) months of the term of this Lease (or any extension thereof), nor shall Landlord be required to expend funds to repair, reconstruct or restore beyond the extent of insurance proceeds received by Landlord Landlord shall not be required to repair any injury or damage by any cause, or to make any repairs or replacement of any property insured in the Demised Premises by Tenant.

INSURANCE

17. Tenant agrees during the term hereof to carry a broad form comprehensive policy of commercial general liability insurance covering the Demised Premises in an amount of not less than $2,000,000.00 combined single limit per occurrence, personal injury and property damage insurance with companies satisfactory to Landlord in the name of Tenant (with Landlord and, if requested by Landlord, any mortgagee, trust deed holder, ground lessors agent or secured party with a substantial interest in this Lease and/or the Building named as additional insureds in the policy or by endorsement). Tenant also agrees to pay the premiums therefore and to deliver copies of said policies and/or endorsements thereto to Landlord, and the failure of Tenant to either obtain said insurance or deliver copies of said policies or certificates thereof to Landlord shall permit Landlord to procure said insurance and pay the requisite premiums therefor, which premiums shall be repayable to Landlord with the next monthly rental payment. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that will give Landlord no less than thirty (30) days written notice before the policy or policies in question shall be altered or cancelled. All such insurance policies shall be primary, noncontributing and shall contain cross-liability coverage or an endorsement. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as requested by Landlord based upon Landlord's determination as to the amounts of such insurance generally required at such time for comparable tenants, premises and buildings in the general geographical location of the Building or as requested by any ground lessor or lender with an interest in the Building or property on which the Building is situated.

TRANSFER OF LANDLORD'S RIGHTS

18. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in the Building and property referred to herein.

DEFAULT CLAUSE

19. In the event: (a) Tenant fails to comply with any term, provision, condition, or covenant of this Lease or any of the Rules and Regulations now or hereafter established for the government of the Building; (b) Tenant deserts or vacates the Demised Premises; (c) any petition is filed by or against Tenant under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or under any similar law or statute of the United States or of any state thereof; (d) Tenant becomes insolvent or makes a transfer in fraud of creditors; (e) Tenant makes an assignment for benefit of creditors; (f) a receiver is appointed for Tenant or any of the assets of Tenant; or (g) any representation or warranty made by Tenant is not accurate and correct, then in any of such events this Lease, at the sole discretion and election of Landlord, shall terminate and Landlord shall have the option to do any one or more of the following without any notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

        (1) Take immediate possession of the Demised Premises, but if Tenant shall fail to vacate the Demised Premises, Landlord may, without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Demised Premises and expel or remove Tenant and its effects, by force if necessary, without being liable to prosecution or any claim for damages therefor, and Tenant agrees to indemnify Landlord for all loss, damage and expense including reasonable attorneys' fees which Landlord may suffer by reason of such termination.

    (2) Declare the entire amount of the Basic Rental, Operating Expenses and Taxes which would have become due and payable during the remainder of the term of this Lease to be due and payable immediately, in which event, Tenant agrees to pay the same at once, together with all Basic Rental, Operating Expenses and Taxes theretofore due, to Landlord at the address specified herein or hereunder, provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the Basic Rental, Operating Expenses and Taxes for the remainder of the said term. The acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease.

    (3) Relet the Demised Premises and receive the rent therefor, and in such event, Tenant shall pay Landlord the cost of advertising, brokerage fees, renovating, repairing and altering of the Demised Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting, on demand, at the address of Landlord specified herein or hereunder, provided, however, the failure or refusal of Landlord to relet the Demised Premises shall not release or affect Tenant's liability for Basic Rental, Operating Expenses and Taxes or for damages and such Basic Rental, Operating Expenses and Taxes and damages shall be paid by Tenant on the dates specified herein.

    (4) Landlord may, as agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Demised Premises, by force if necessary, without being liable to prosecution or any claim for damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law.

CROSS DEFAULTS

20. In the event Tenant, or Tenant's subsidiary or affiliate, shall have other leases for other premises in the Building, any default by Tenant or its subsidiary or affiliate under any lease shall be deemed to be a default under all other leases and Landlord shall be entitled to enforce all rights and remedies against all such leases as provided for a default herein.

BINDING EFFECT

21. This Lease shall also inure to the benefit of the successors and assigns of Landlord, and, with the written consent of Landlord first had and obtained, but not otherwise, to the benefit of the heirs, executors and/or administrators, successors and assigns of Tenant.

REMEDIES

22. No act or thing done by Landlord or its agents during the term hereof shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept a surrender of the Demised Premises shall be valid unless made in writing and signed by Landlord. The mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy Landlord might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease contained or any of the Rules and Regulations attached hereto or hereafter adopted by Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Basic Rental, Operating Expenses and Taxes with knowledge of the breach of any covenant in this Lease contained shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached hereto, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver. Waiver of said Rules or Regulations by Landlord shall be in writing and signed by Landlord. In case it should be necessary or proper for Landlord to bring any action under this Lease to consult or place said Lease or any amount payable by Tenant thereunder with an attorney concerning or for the enforcement of any of the Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord reasonable attorneys' fees.

QUIET POSSESSION

23. Landlord hereby covenants that Tenant, upon paying Basic Rental, Operating Expenses and Taxes as herein reserved, and performing all covenants and agreements herein contained on part of Tenant, shall and may peacefully and quietly have, hold and enjoy the Demised Premises.

IMPROVEMENTS

24. If any improvements are made with respect to the Demised Premises at the Tenant's expense or under any agreement with the Tenant whereby the Tenant is given an allowance or rent reduction in exchange for Landlord's agreement to install or allow to be installed leasehold improvements such as by way of example but not limitation: wall coverings, floor coverings or carpet, paneling, doors and hardware, any and all of such improvements shall become the property of the Landlord and shall in no event be removed by the Tenant.

POSSESSION

25. If for any reason the Demised Premises or any part thereof shall not be ready for occupancy by Tenant at the time of commencement of this Lease, this Lease shall not be affected thereby, nor shall Tenant have any claim against Landlord by reason thereof, but no Basic Rental, Operating Expenses or Taxes for the applicable portion of the Demised Premises shall be payable for the period during which the applicable portion of the Demised Premises shall not be ready for occupancy. All claims for damages arising out of any such delay are waived and released by Tenant. With respect to the foregoing, if delivery of possession of the entire Demised Premises shall be delayed beyond the date specified for the commencement of the Lease Term, it is understood and agreed that the commencement of the Lease Term shall be extended to the date that the Demised Premises are tendered to the Tenant. In the event of such delay in tendering the Demised Premises or any part thereof to the Tenant the Landlord shall not be liable to Tenant for any damage whatsoever resulting from the delay in the delivery of possession of the Demised Premises. Notwithstanding the foregoing, it is understood that if and to the extent that Landlord is unable to deliver timely possession of the Demised Premises or any part thereof to Tenant due to delays by Tenant, then the Basic Rental, Operating Expenses and Taxes reserved shall commence to accrue on the date possession of the Premises would have been delivered to Tenant but for the delays of Tenant. If permission is given to Tenant to occupy the Demised Premises prior to the date of commencement of the term hereof, such occupancy shall be subject to all of the provisions of this Lease (including the payment of Basic Rental, Operating Expenses and Taxes), however, the Lease term shall be extended by the number of days of such early occupancy.

CONDITION OF PREMISES

26. Tenant acknowledges that neither Landlord nor any agent of Landlord have made any representation or warranty with respect to the Demised Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business or profession. The taking of possession of the Demised Premises by Tenant shall conclusively establish that the Demised Premises and the Building were at such time in satisfactory condition.

ESTOPPEL CERTIFICATE

27. Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the dates to which the Basic Rental, Operating Expenses and Taxes and other charges, if any, are paid in advance and the amount of Tenant's security deposit, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults, on the part of Landlord hereunder, and that there are no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed, and such further matters regarding the Lease or the Demised Premises as Landlord may request. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building or Property on which the Building is situated. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a default under this Lease and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord in any such certificate prepared by Landlord and delivered to Tenant for execution.

SIGNS

28. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining Landlord's prior written


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


     approval and consent in each instance. Tenant further agrees to maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition at all times.


PERSONAL PROPERTY TAXES

29. With respect to Tenant's fixtures, furnishings, equipment and all other personal property located in the Demised Premises, Tenant shall pay prior to delinquency all taxes assessed against or levied thereon and when possible, shall cause same to be assessed and billed separately from the property of Landlord, but if same shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after Landlord's delivery to Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. In addition Tenant shall pay promptly when due all taxes imposed upon Tenant's rents, gross receipts, charges and business operations.


SUBORDINATION

30. Tenant hereby subordinates this Lease and all rights of Tenant hereunder to any mortgage or mortgages, or vendor's lien, or similar instruments which now are or which may from time to time be placed upon the premises covered by this Lease, and such mortgage or mortgages or liens or other instruments shall be superior to and prior to this Lease. Tenant further covenants and agrees that if the mortgagee or other lien holder acquired the Demised Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lien-holder or purchaser at the foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"), Tenant shall thereafter, but only at the option of the Purchaser at Foreclosure, as evidenced by the written notice of its election given to Tenant within a reasonable time thereafter, remain bound by novation or otherwise to the same effect as if a new and identical Lease between the Purchaser at Foreclosure, as Landlord, and Tenant, as tenant, had been entered into for the remainder of the term of the Lease in effect at the institution of the foreclosure proceedings. No Purchaser at Foreclosure shall be liable for any default by Landlord or any other matter which occurred prior to the date such successor succeeded to Landlord's interest in this Lease nor shall such Purchaser at Foreclosure be bound by or subject to any offsets or defenses which Tenant may have against Landlord. No Purchaser at Foreclosure shall be bound to recognize any prepayment by more than thirty
     (30) days of Basic Rental or Tenant's share of Operating Expenses and Taxes. Tenant agrees to execute any instrument or instruments which may be deemed necessary or desirable further to effect the subordination of this Lease to each such mortgage, lien or instrument or to confirm any election to continue the Lease in effect in the event of foreclosure, as above provided. Tenant hereby irrevocably appoints Landlord as its special attorney-in-fact to execute and deliver any document or documents provided for herein and in the name of Tenant. Such power, being coupled with an interest, is irrevocable.


SEVERABILITY CLAUSE

31. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.


SECURITY DEPOSIT

32. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy use the Security Deposit paid to Landlord by Tenant as herein provided to the extent necessary to make good any arrears of Basic Rental, Operating Expenses Taxes and any other damage, injury, expense or liability caused to Landlord by such event of default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenant shall not be entitled to interest on the security deposit. Tenant shall not grant anyone a security interest of any kind in such security deposit and no such security agreement shall be binding on Landlord. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit, or any balance thereof remaining, shall be returned to Tenant at the expiration of the Lease term and upon Tenant's vacation of the Premises. Such Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.

     In the event the Landlord should have good cause to doubt the full and faithful performance of every provision of this lease by the Tenant, the Landlord shall have the right to demand that the Tenant post an additional Security Deposit in an amount equal to the current monthly amount of Basic Rental, Operating Expenses and Taxes. Upon the showing by the Tenant that this full and faithful performance is no longer in doubt, the additional Security Deposit shall be returned to the Tenant.


WAIVER OF SUBROGATION

33. Each of Landlord and Tenant hereby waives any and every claim for recovery from the other for any and all loss or damage to the Building or Demised Premises or to the contents thereof, whether such loss or damage is due to the negligence of Landlord or Tenant or its respective agents or employees, to the extent that the amount of such loss or damage is recovered under its policies of insurance; provided,however, that the foregoing waiver shall not be operative in any case where the effect thereof is to invalidate any insurance coverage of the waiving party or increase the cost of such insurance coverage; provided further, however, that Landlord and Tenant each agree to give written notice of the terms of this mutual waiver to each insurance company which has issued, or in the future may issue, policies of physical damage to it, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.


ADJUSTMENT OF RENTAL

34.  (a)  Operating Expenses:

          (1) The term "Operating Expenses" shall mean all costs of management, operating and maintenance of the land, the Building and other improvements thereon and appurtenances thereto of which the Demised Premises are a part, all accrued and based on a calendar year period, including by way of illustration but not limitation, utilities, insurance premiums, management fees, janitorial and cleaning services, compliance with laws, ordinances, rules and regulations, licenses, permits and inspection fees, heating and cooling, maintenance and repairs, general administration costs and expenses, labor and supplies, capital expenditures which are intended to result in labor or cost saving device or operation and capital expenditures required by any governmental ordinance, law, rule or regulation in which case the capital expenditures may be amortized as reasonably determined by Landlord with interest thereon and included on an annual basis in the Operating Expenses, whether such Operating Expenses, or any portion thereof, are paid by the Landlord, or paid directly by the Tenant, excluding, however, depreciation; principal and interest payments on mortgage loans; costs of repairs, alterations or replacements caused by casualty losses to the extent customarily insured against by owners of office buildings of similar size, age, and construction in the area; cost of tenant improvements and commissions paid for leasing.

          (2) It is agreed that the Basic Rental provided for herein includes the Tenant's Prorata Share of Operating Expenses. If the amount of such Operating Expenses for the entire Building exceeds actual 1995 Operating Expenses, in any calendar year, Tenant shall pay its Prorata Share of the excess in the manner hereinafter set forth. It is further agreed that if the Actual Operating Expenses for the entire Building for any calendar year exceeds the greater of the (i) estimated Annual Operating Expenses or (ii) the Actual Operating Expenses for the entire Building the Tenant shall pay the Landlord without reduction or setoff, within ten (10) days of billing, as additional rental the Tenant's share of such excess.

          (3) If the amount of Actual Annual Operating Expenses for the entire Building for the immediately preceding year is less than the estimated Annual Operating Expenses for such year, Landlord shall credit the Tenant, Tenant's share of such amount and shall reimburse Tenant by deducting, monthly, from its estimated payments of Operating Expenses for the current year, one-twelfth (1/12) of such share.

          (4) It is further agreed and understood that approximately January 1st of each calendar year or as soon thereafter as the information can be obtained, Landlord shall estimate the Annual Operating Expenses for the current calendar year. The Landlord shall notify Tenant of such calculations and (i) effective each January 1st, during the lease term and on the first (1st) day of each of the succeeding eleven (11) months of each calendar year, Tenant shall pay the Landlord one-twelfth (1/12) of its share of the estimated Annual Operating Expenses for the current year. See Lease Rider 62

     (b)  Taxes:

          It is agreed that the Basic Rental provided for herein includes the Tenant's Prorata Share of all real property taxes, other similar charges on real property or improvements, personal property taxes or any other tax, assessment, or water and sewer charge and all costs and fees incurred in connection therewith ("Taxes"), which may be levied or assessed by any lawful authority against the land and improvements or the Building. If the amount of such taxes, assessments, costs, fees and

                                                                    Revised 3/90

     (c) Charges exceeds $ _______ in any calendar year, Tenant shall pay its Prorata Share of the excess in the same manner as provided above for payment of Operating Expenses. Operating Expenses and Taxes shall at all times be computed separately.

     (d) If the average occupancy in any calendar year is less than ninety percent (90%), then the Operating Expenses for such year shall be adjusted to reflect what the Operating Expenses would have been at an average occupancy of ninety-five percent (95%).

     (e) It is further agreed that the provisions of Article 34 shall survive the termination of this Lease and be applicable to such portion of the calendar year as this Lease was in effect.

     (f) In no event shall any provision of this Article 34 result in any reduction in the Basic Rental.

     (g) Delay in computing any item of Operating Expenses or Taxes shall neither be deemed a default by Landlord or a waiver of the right to collect the Item of Operating Expenses or Taxes in question. Notwithstanding anything seemingly to the contrary in this Lease, Tenant shall make monthly payments on account of each Item of Operating Expenses and Taxes, the amount of which is to be estimated by Landlord, based on the amount that Landlord's most recent estimate thereof exceeds the amount of Operating Expenses and Taxes included in Basic Rental, until Landlord notifies Tenant of a revision to such estimate.

     (h) Tenant acknowledges that the amounts of Operating Expenses and Taxes included in the Basic Rental in Section 34 hereof are amounts agreed upon by Landlord and Tenant and do not purport to be estimates of the Operating Expenses and Taxes for the year in which the Lease Term commences or for any other year.


NET WORTH

35. Tenant shall maintain at all times a net worth in excess of that at the signing of this Lease. If at any time Tenant's net worth should not exceed that amount, Tenant shall notify Landlord of this fact in writing.


DEFAULTS BY TENANT ON THIRD PARTY AGREEMENTS

36. Tenant shall not default on any of its covenants under any loan agreements with any lending, mortgage or financial institution. Nor shall Tenant default on any loan or financial agreement with any third party wherein there is an outstanding balance owed by Tenant. Tenant immediately shall advise Landlord in writing if any such default by Tenant should occur.


SALE OF ASSETS

37. Tenant shall not transfer any portion of his assets outside the ordinary course of his business so that the effect causes the Tenant to default under paragraph 36 of this lease.


INTEREST ON PAST DUE OBLIGATIONS

38. All payments becoming due under this Lease and remaining unpaid when due shall bear interest until paid at a rate per annum (the "Interest Rate") equal to 18%. Tenant recognizes that late payment of Basic Rental or any other sum due hereunder will result in administrative expenses to Landlord, the extent of which additional expenses are extremely difficult and economically impractical to ascertain and Tenant hereby agrees that the amounts discussed herein are reasonable. Tenant therefore agrees that when Basic Rental, Operating Expenses, Taxes or any other sum is due and payable from Tenant to Landlord pursuant to the terms of this Lease, and such amount remains unpaid thirty (30) days after such amount is due, the amount of such unpaid Basic Rental, Operating Expenses, Taxes or other sum shall be increased by a late charge to be paid to Landlord by Tenant equal to the greater of (a) $100.00 or (b) 10% of the unpaid Basic Rental or other sum.

     The provisions of this Paragraph shall in no way relieve Tenant of the obligation to pay Basic Rental, Operating Expenses, Taxes or other payments on or before the date on which they are due, nor shall the collection by Landlord of any amount under this paragraph impair (a) the ability of Landlord to collect the amount charged under this paragraph or (b) Landlord's Remedies set forth in Section 19 of this Lease.


RELOCATION

39. (a) At any time hereafter, Landlord shall have the right to substitute for the Demised Premises then being leased or to be leased hereunder (the "Existing Premises") other premises within the Building herein referred to as the "New Premises" provided that the New Premises shall be of at least substantially the same size and shall either have substantially the same perimeter configuration or a perimeter configuration substantially as usable for the purposes for which the Existing Premises were being used by Tenant or, if possession of the Existing Premises had not yet been received by Tenant, then for the purposes for which the Existing Premises were to be used by Tenant.

     (b) If Tenant shall not have received possession of the Existing Premises, then, as of the date Landlord gives notice of a substitution, such substitution shall be effective, the New Premises shall be the Demised Premises hereunder and the Existing Premises shall cease to be the Demised Premises hereunder.

     (c) The provisions of this subparagraph (c) shall apply if Tenant shall have already received possession of the Existing Premises as of the date Landlord gives notice of substitution. Tenant shall vacate and surrender the Existing Premises not later than the later of the 30th day after the date that Landlord shall notify Tenant of Landlord's intent to make the substitution in question or the 15th day after Landlord shall have substantially completed the work to be done by Landlord in the New Premises pursuant to this subparagraph (c). As of the sooner of such 15th day or the date of such surrender and vacation, the New Premises shall be the Demised Premises leased under this Lease and the Existing Premises shall cease to be the Demised Premises leased under this Lease. Landlord shall (A) pay the actual and reasonable out-of-pocket expenses of Tenant's moving of its property from the Existing Premises to the New Premises, and (B) shall improve the New Premises so that they are substantially similar to the Existing Premises and promptly reimburse Tenant for its actual and reasonable out-of-pocket costs in connection with the relocation of any telephone or other communications equipment from the Existing Premises to the New Premises. However, instead of only paying the expenses of Tenant's moving of its property, Landlord may elect to either move Tenant's property or provide personnel to do so under Tenant's direction, in which event such move may not be made except during evenings, weekends or holidays, so as to incur the least inconvenience to Tenant.

     (d) Tenant shall not be entitled to any compensation for any inconvenience or interference with Tenant's business nor to any abatement or reduction in Basic Rental, nor shall Tenant's obligations under this Lease be otherwise affected, as a result of the substitution, except as otherwise provided in this Section 39.

          Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this subparagraph. Without limiting the generality of the preceding sentence, Tenant agrees to promptly provide to Landlord such approvals, instructions, plans, specifications or other information as may be reasonable requested by Landlord.


INABILITY TO PERFORM

40. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike or other labor troubles, or act of God, or any other cause beyond the control of Landlord.


INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

41. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. Any written addenda to this Lease, when signed or initiated by the contracting parties shall be deemed a part of this Lease to the same full extent as if incorporated herein.


GENDER

42. Throughout this Lease the masculine gender shall be deemed to include the feminine and the neuter and the singular, the plural and vice versa.


ACCORD AND SATISFACTION

43. No payment by Tenant or receipt by Landlord of a lesser amount than that stipulated herein for Basic Rental, Operating Expenses, Taxes or any other charge shall be deemed to be other than on account of the earliest stipulated Basic Rental, Operating Expenses, Taxes or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's rights to





                                                                    Revised 3/90
     recover the balance of such Basic Rental, Operating Expenses, Taxes or other charges or pursue any other remedy in this Lease, at law or in equity.

TIME OF ESSENCE

44. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

BROKERS

45. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only none ("Broker") and that Tenant knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant agrees to indemnify, defend and hold Landlord harmless from and against all claims made by any broker or finder other than the above-named broker for a commission in connection with this Lease, provided that Landlord has not retained such broker.

LEASE EFFECTIVE UPON EXECUTION

46. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Demised Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Demised Premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution hereof by Landlord and delivery of a signed copy to Tenant.

NOTICES

47. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when deposited in the United States Mail, with sufficient postage prepaid, or overnight courier addressed to the respective party to whom notice is intended to be given at the following address of such party:

If to Landlord:

Symphony Woods Limited Partnership
c/o Insignia Commercial Group, Inc.
5950 Symphony Woods Road
Columbia, MD 21044

with copies
In the case of Landlord to:
4849 Golf Road
Skokie, IL 60077
Attn: Legal Department


If to Tenant:

Credit Management Solutions, Inc.
5950 Symphony Woods Road, Suite 301
Columbia, MD 21044

with copies
In the case of Tenant to:


SURRENDER OF POSSESSION

48. Upon the expiration of the Lease Term or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall forthwith surrender the Demised Premises to Landlord in good order, repair and condition, ordinary wear excepted. Prior to the expiration or termination of the Lease Term or of Tenant's right of possession of the Demised Premises, Tenant shall remove its office furniture, trade fixtures, office equipment, telephone and computer systems (and all wiring related thereto) and all other items of Tenant's property (including, without limitation, any alterations made or installed after the commencement of the Lease Term other than the alterations approved pursuant to Section 4 hereof) from the Demised Premises and shall surrender the Demised Premises to Landlord in broom-clean condition. In addition, Landlord may require removal of extraordinary improvements that were installed by Landlord or Tenant prior to the commencement of the Lease Term. Extraordinary improvements include, but shall not be limited to, raised floors or safes. Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Demised Premises and to the Building caused by any such removal.

PROHIBITION AGAINST RECORDING

49. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

ONLY LANDLORD/TENANT RELATIONSHIP

50. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Basic Rental nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

GOVERNING

51. Interpretation of this Lease shall be governed by the internal laws of the state where the Building is located.

AUTHORIZED SIGNATORY

52. If Tenant is a corporation or partnership, each signatory of Tenant personally represents and warrants that he is a duly authorized signatory for and on behalf of the Tenant, and agrees that if the representation and warranty contained in this paragraph is false, each signatory shall be personally liable under this Lease.

FINANCIAL INFORMATION

53. Tenant represents and warrants that all financial information heretofore and hereafter delivered to Landlord is true and correct and that no material misstatements, misrepresentations or omissions exist therein.

LIMITATION ON LANDLORD'S LIABILITY

54. It is expressly understood and agreed by Tenant that none of Landlord's covenants, or undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord or the partners in Landlord, and any liability of Landlord or the partners in Landlord for damages or breach or nonperformance by Landlord or otherwise arising under or in connection with this Lease or the relationship of Landlord and Tenant hereunder, shall be collectible only out of Landlord's interest in the Building and the land upon which the Building is located (or if Landlord is the beneficiary of a land trust, Landlord's right, title and interest in such land trust), in each case as the same may then be encumbered, and no personal liability is assumed by, nor at any time may be asserted against, Landlord or the partners in Landlord or any of its or their officers, agents, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

IN WITNESS WHEREOF this lease is entered into by the parties hereto on the date and year first set forth above.

LANDLORD:
Symphony Woods Limited Partnership
an Illinois limited partnership
By: Symphony Woods Partners, Inc.
    an Illinois corporation
    its general partner
By: /s/ Daniel Duhig
Title: Dan Duhig, an Authorized Agent

ATTEST: /s/ Jerry M. Ogle
Title: Jerry M. Ogle
       Vice President and Secretary

TENANT: Credit Management Solutions, Inc.
By: /s/ James DeFrancesco
Title: Jim DeFrancesco, President

ATTEST: _____________________________________
Title: ______________________________________


                                                                Revised 3/90

                           ACKNOWLEDGMENT - LANDLORD

STATE OF ILLINOIS)
                 )  SS
COUNTY OF    COOK)

     I, Elizabeth Kamajian, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Dan Duhig, personally known to me to be the Authorized Agent (Title), of Symphony Woods Partners, Inc., an Illinois corporation, and Jerry M. Ogle, personally known to me to be the Vice President Secretary of said corporation and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this 10th day of February, 1995.

                                         /s/ Elizabeth Kamajian
                                --------------------------------------------
                                                Notary Public
My Commission Expires:
                        OFFICIAL SEAL
                     ELIZABETH KAMAJIAN
              NOTARY PUBLIC STATE OF ILLINOIS
              MY COMMISSION EXP. JAN. 24, 1996

-------------------------------------------------------------------------------
                     ACKNOWLEDGMENT - TENANT (CORPORATION)

STATE OF MARYLAND)
                 )  SS
COUNTY OF  HOWARD)

     I, Michael Reuter, a Notary Public in and for said County, in the State aforesaid, do hereby certify that James DeFrancesco, personally known to me to be the President of Credit Management Solutions, Inc., a(n) Maryland corporation, and _______________________________________, personally known to me to be the __________________ Secretary of said corporation and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this 3rd day of February, 1995.

                                         /s/ Michael J. Reuter
                                --------------------------------------------
                                                Notary Public
My Commission Expires:

                        11/21/98


-------------------------------------------------------------------------------
                     ACKNOWLEDGMENT - TENANT (INDIVIDUAL)

STATE OF        )
                )  SS
COUNTY OF       )

     I, _____________________________________, a Notary Public in and for said
County, in the State aforesaid, do hereby certify that ________________________________________, appeared before me this day in person and acknowledged that (he) (they) signed and delivered the said instrument as (his/her) (their) free and voluntary act for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this _______ day of _____________, 19__.

                                --------------------------------------------
                                                Notary Public
My Commission Expires:

                               [THIRD FLOOR PLAN]


        Floor plan of entire floor on which Demised Premises is located
                                      and
                Detailed Interior floor plan of Demised Premises



                                                Revised 3/90

                                  EXHIBIT "B"

                     BUILDING RULES AND AGREED REGULATIONS


 1. Tenant agrees to make a deposit, in an amount fixed by Landlord from time to time, for each key or security access card issued by Landlord to Tenant for its offices, and upon termination of this Lease, to return all keys to Landlord. Tenant shall not make duplicate copies of such keys and in the event of the Tenant's loss of a key, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such a change.

 2. Directories will be placed by Landlord in inconspicuous places in the Building at the sole discretion of Landlord. No other directories shall be permitted, unless previously consented to by Landlord in writing.

 3. Tenants will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

 4. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require use of elevators or stairways, or movement through Building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control, as to the time, method, and routing of movement and as to limitations imposed for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or the public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant, from time of entering property to completion of work, and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

 5. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors, or other parts of the Building, except of color, size and style and in such places, as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building, except by the Building maintenance personnel, nor shall any part be defaced by Tenant. All signs will be contracted for by Landlord at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

 6. Canvassing, soliciting, peddling or begging in or around the Building are prohibited and Tenant shall report such activities to Landlord and cooperate to prevent such conduct.

 7. Tenant shall not place, install or operate in the Demised Premises or in any part of the Building, any engine or machinery, or maintain, use or keep any inflammable, explosive, or hazardous material without the express written consent of Landlord.

 8. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

 9.  No birds or animals shall be brought into or kept in or about Building.

10. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with or render free or paid services to Tenant's agents, employees, or invitees.

11. Landlord shall have the right, from time to time, to designate smoking and non-smoking areas in, around or throughout the Building and shall further be permitted to prohibit or limit such activity in order to fully comply with any applicable governmental ordinance, law or regulation.

12. The entries, passages, doors, elevators, elevator doors, hallways or stairways shall not be blocked or obstructed; no rubbish, litter, trash, or material of any nature shall be placed, emptied or thrown into these areas; and such areas shall not be used at any time except for ingress or egress by Tenant, Tenant's agents, employees, invitees or visitors to or from the Demised Premises.

13. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be repaired and replaced at Tenant's sole cost and expense, and Landlord shall not in any case be responsible therefor.

14. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

15. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lacks of courtesy or attention are reported directly to the management.

16. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m. and such work may be done at any time when the offices are vacant; the windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service.

17. Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including sales, file systems, etc., that are to be placed in the Building, and only those which in the opinion of Landlord might not with reasonable probability do damage to the floors, structure and/or freight elevator, may be moved into said Building. Any damage occasioned in connection with the moving or installing of such aforementioned articles in said Building or the existence of same in said Building shall be paid for by Tenant, unless otherwise covered by insurance.

18. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant, which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for the executive offices of Landlord or of other tenants, and, upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

19. The Demised Premises shall not be used for lodging, sleeping, or cooking or for any immoral or illegal purpose or for any purpose that will damage the Demised Premises or the Building or the reputation thereof, or for any purpose other than that specified in the lease covering the premises.

                                  LEASE RIDER

RIDER ATTACHED TO AND MADE A PART OF THE LEASE AGREEMENT (the "Lease") DATED February __, 1995, BY AND BETWEEN SYMPHONY WOODS LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") AND CREDIT MANAGEMENT SOLUTIONS, INC. (hereinafter referred to as "Tenant") CONCERNING THE PREMISES KNOWN AS Suite 301/305 IN THE Symphony Woods Office Center Building. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Rider, the terms and conditions contained in this Rider shall control.

55.     Expansion of Demised Premises:

        Commencing as of the earlier to occur of (i) April 1, 1995 and (ii) the date the Expansion Space (as hereinafter defined) is ready for Tenant's occupancy (the "Expansion Space Commencement Date"), the Demised Premises shall be expanded from 8,075 rentable square feet to include an additional 605 rentable square feet of space (the "Expansion Space") as more fully described on the attached Exhibit C resulting in a total of 8,680 rentable square feet. The Term for the Expansion Space shall be coterminous with the Term of the Lease. Tenant shall accept the Expansion Space in its then "As Is" condition.

        Commencing as of the Expansion Space Commencement Date, Paragraph (i) of the Definitions and Basic Provisions Section of the Lease shall be amended to increase the Prorata Share of Tenant to 9.33% to reflect the increase in the number of rentable square feet in the Demised Premises as a result of the addition of the Expansion Space.

        Prior to Tenant's occupancy of the Expansion Space, Tenant shall increase its security deposit to $11,935.00.

        If for any reason the Expansion Space shall not be ready for occupancy by Tenant by April 1, 1995, this Lease shall not be affected thereby, nor shall Tenant have any claim against Landlord by reason thereof, but no Basic Rental, Operating Expenses or Taxes due for the Expansion Space shall be payable for the period during which the Expansion Space shall not be ready for occupancy. All claims for damages arising out of any such delay are waived and released by Tenant. In the event of such delay in tendering the Expansion Space to the Tenant the Landlord shall not be liable to Tenant for any damage whatsoever resulting from the delay in the delivery of possession of the Expansion Space. Notwithstanding the foregoing, it is understood that if and to the extent that Landlord is unable to deliver timely possession of the Expansion Space to Tenant due to delays by Tenant, then the Basic Rental, Operating Expenses and Taxes reserved for the Expansion Space shall commence to accrue on the date possession of the Expansion Space would have been delivered to Tenant but for the delays of Tenant.

56.     BASIC RENTAL:

        Tenant shall pay to Landlord as Basic Rental for the Expansion Space, the total sum of $37,459.63. Such amount shall be payable by Tenant commencing on the Expansion Space Commencement Date and continuing thereafter on the first day of each calendar month during the Term of the Lease at the office of the Landlord in monthly installments in advance as follows:

        The total monthly Basic Rental payable for the Expansion Space for the period from the Expansion Space Commencement Date through December 31, 1996 shall be $831.88 per month ($16.50 per rentable square foot) so that the total monthly Basic Rental payable during such period for the entire Demised Premises (including the Expansion Space) shall be $11,935.01 per month.

     The total monthly Basic Rental payable for the Expansion Space for the period January 1, 1997 through December 31, 1997 shall be $857.08 per month ($17.00 per rentable square foot) so that the total monthly Basic Rental payable during such period for the entire Demised Premises (including the Expansion Space) shall be $12,296.66 per month.

     The total monthly Basic Rental payable for the Expansion Space for the period January 1, 1998 through November 30, 1998 shall be $882.29 per month ($17.50 per rentable square foot) so that the total monthly Basic Rental payable during such period for the entire Demised Premises (including the Expansion Space) shall be $12,658.33 per month.

     Should the term for the Expansion Space commence upon a day other than the first day of the calendar month, Tenant shall pay the monthly installment of Basic Rental prorated on a per diem basis with respect to that fractional calendar month. All rental payments thereafter will be for a full calendar month and will be in the amount as specified above.

57.  Improvements to Premises:

     Landlord agrees to contribute Six Dollars and Fifty Cents ($6.50) per rentable square foot of the initial Demised Premises, and Six Dollars and Fifty Cents ($6.50) per rentable square foot of the Expansion Space (the "Tenant Allowance") towards the cost of constructing certain tenant improvements (the "Tenant Improvements") for the initial Demised Premises and the Expansion Space in accordance with the space plans (the "Plans") to be approved by both Landlord and Tenant and attached hereto as Exhibit D. Of such Tenant Allowance, $.65 per rentable square foot shall be applied for costs incurred for space planning, and $.35 per rentable square foot shall be applied for costs incurred for construction drawings prepared by Landlord's architect. It is understood and agreed that Landlord's contractors shall perform the work in connection with the Tenant Improvements except that Tenant shall use its own contractors to perform certain tenant improvement work to the Tenant's proposed computer room provided that Landlord has first approved in writing the contractors to be used by Tenant and the work to be performed by such contractors. The Tenant Improvements to be constructed by Landlord pursuant to the Plans is hereinafter referred to as the "Landlord's Work". If the Landlord's cost to construct the Landlord's Work pursuant to the Plans exceeds the Tenant Allowance, then with ten (10) days of Tenant's receipt of an invoice from Landlord, Tenant shall pay Landlord, as additional rent, by certified or cashier's check, an amount equal to the difference between the cost to construct the Landlord's Work and the Tenant Allowance. Tenant agrees it shall not make any changes to the Plans without obtaining the prior written consent of Landlord. In the event Tenant shall make changes to the Plans that are approved by Landlord and which result in an additional cost to Landlord of completing the Landlord's Work in excess of the Tenant Allowance, Tenant shall pay to Landlord prior to construction of such changes, as additional rent, any increase in the Landlord's cost of completing the Landlord's Work in excess of the Tenant Allowance resulting from such changes in the Plans. In the event Tenant, its employees or agents, causes any delay or is otherwise responsible, in whole or in part, for any additional costs in excess of the Tenant Allowance incurred by Landlord in constructing the Landlord's Work (other than additional costs arising due to changes to the Plans as described above), Tenant shall pay to Landlord within ten (10) business days of receipt of written notice from Landlord, as additional rent, any such additional costs in excess of the Tenant Allowance incurred by Landlord. Tenant's failure to timely pay any such amounts to be paid by Tenant as set forth in this Paragraph, at the time and in the manner set forth in this Paragraph, shall be an event of default.

     Tenant shall not commence any of the tenant improvements to the Tenant's computer room until Landlord has approved the plans prepared by Tenant and the contractors to be used by Tenant in connection with such work. The Landlord shall reimburse the Tenant for costs associated with all such tenant improvement work to the Tenant's computer room up to an amount (the Tenant's TI Allowance") equal to the excess, if any, of the Tenant Allowance remaining after deducting the costs actually incurred by Landlord to construct the Landlord's Work.

     Tenant shall indemnify and hold Landlord harmless from any loss, liability, damage, claim, judgement, cost or expense incurred by Landlord (including but not limited to attorneys' fees and expenses and costs) resulting from or relating to any work performed by Tenant, or Tenant's contractors or subcontractors. Prior to performing any of the tenant improvement work to the Tenant's computer room, Tenant, and all of Tenant's contractors and subcontractors shall provide Landlord with certificates of insurance evidencing insurance policies of a type and amount satisfactory to Landlord, however, said type and amounts shall be no less than that required of Tenant under the terms of the Lease. Such policies shall name Landlord, Allegiance Realty Group, Inc. and any other managing agent, ground lessor or mortgagee of which Tenant is made aware, as named additional insureds. Such insurance shall be maintained by Tenant and all of Tenant's contractors and subcontractors at all times during the performance of the tenant improvement work to the Tenant's computer room. All tenant improvement work to the Tenant's computer room shall be performed in accordance with all federal, state and local laws, codes, ordinances, rules and regulations. All tenant improvement work to the Tenant's computer room when made shall be removed by Tenant upon termination in any manner of the Lease so that the Tenant's computer room shall be returned to Landlord in substantially the same condition as it existed prior to the commencement of such tenant improvement work, subject to ordinary wear and tear.

     Reimbursement for the Tenant's TI Allowance, if any, will be paid to Tenant after Tenant has satisfied all of the following requirements:

     1) Completion of all tenant improvement work to the Tenant's computer room shown on and in accordance with the plans approved by Landlord;

     2) Presentation to Landlord of a Certificate of Occupancy from the applicable governmental agencies, if required;

     3) Presentation to Landlord of properly executed affidavits and waivers of lien from all contractors, subcontractors and materialmen supplying materials and services in the construction of the tenant improvement work to the Tenant's computer room;

     4) Inspection by representatives of Landlord showing the tenant improvement work to the Tenant's computer room to be completed to the reasonable satisfaction of Landlord.

     5) Occupancy of the Demised Premises by Tenant, and commencement of its operations at the Demised Premises.

     6) Presentation to Landlord of statements and evidence of payment for all leasehold improvements performed by Tenant's contractors.

     Within thirty (30) days after Tenant has satisfied all of the above requirements reflected in this Paragraph, and providing Tenant is not then in default of any Lease provision, Tenant shall receive from Landlord that portion of the Tenant's TI Allowance equal to the amount which has been previously paid by Tenant to its contractors, subcontractors and materialmen as evidenced by the foregoing documents.

58.  HVAC:

     Landlord shall provide heating, ventilating and air conditioning ("HVAC") service to the Demised Premises which shall be in similar quality to other Class A office buildings of the same size and age found in the Columbia, Maryland market at no additional charge to Tenant during the following hours:

          Monday through Friday - 7:00 a.m. to 6:00 p.m.
          Saturday - 10:00 a.m. to 3:00 p.m.

     During the months of June, July and August, Landlord shall provide HVAC at no additional charge to Tenant during the following hours:

          Monday through Friday - 7:00 a.m. to 6:00 p.m.
          Saturday - 10:00 a.m. to 4:00 p.m.
          Sunday - 10:00 a.m. to 3:00 p.m.

     Landlord shall provide adequate HVAC to the Demised Premises during such other hours as Tenant shall specifically request in writing at the initial rate of Thirty Dollars ($30.00) per hour. Such rate may be subsequently changed by Landlord at any time during the remaining Term of the Lease or any extensions, modifications or amendments thereof.

59.  FIRST REFUSAL RIGHT:

     So long as this Lease is in full force and effect and Tenant:

     (i) Is occupying and doing business from the Demised Premises at the time the election is exercised; and

     (ii) Is not in default under the Lease either at the time of the election or at the effective date thereof; and

     (iii) has maintained a history of payments within the applicable grace period, if any, provided under the Lease;

     Landlord agrees that prior to renting Suite 201, Suite 207, Suite 300, Suite 310, Suite 311, or Suite 318, as the same is more fully identified on Exhibit E, attached hereto and incorporated herein (the "First Refusal Space"), Landlord will submit to Tenant a copy of the unexecuted proposed Lease or a summary of the business and economic term of the Lease which the Landlord is willing to accept from the third party (the "Offered Lease"). On or before the fifth (5th) business day after the Tenant's receipt of such notice, Tenant will have the right (the "First Refusal Right") to send Landlord a notice stating Tenant elects to rent the applicable First Refusal Space upon the identical terms and conditions set forth in the Offered Lease. To be timely, such notice must be postmarked within the five (5) business day period.

     If Tenant timely exercises the First Refusal Right, Landlord and Tenant will promptly enter into a lease or lease amendment agreement for the applicable First Refusal Space (the "New Lease") on the Offered Lease terms. If for any reason Tenant fails to timely exercise the First Refusal Right, or if Tenant properly exercises it but thereafter for any reason (except for delays caused by the Landlord) does not execute the New Lease within five business days after its submission to Tenant, Landlord will be free to rent all or any portion of the First Refusal Space to any other prospective tenant and the First Refusal Right will be null and void without further force and effect throughout the remainder of the Term of this Lease or its extensions, modifications or amendments thereof with respect to the entire First Refusal Space, whether or not the entire First Refusal Space was included as part of the New Lease. Additionally, if Tenant exercises the First Refusal Right, but then fails to timely execute the New Lease, and should the previously-interested third party tenant no longer be willing to sign the Offered Lease, then Tenant shall be liable for any and all rental obligations due Landlord under the terms of the New Lease.

     Notwithstanding any contrary provisions hereof:  (a) the New Lease must
     (i) be guaranteed by the guarantor(s) of this Lease, if any, upon a guaranty form which is identical to the guaranty form applicable to this Lease, and (ii) stipulate that any default by Tenant thereunder will be deemed to constitute a like default under this Lease ; (b) Tenant agrees that any default by it under this Lease will be deemed to constitute a like default under the New Lease; and (c) this Right of First Refusal is transferrable to any assignee or purchaser of CMSI but may not be assigned or transferred to any sublessee of CMSI.

     Notwithstanding any of the foregoing to the contrary, Tenant's right to exercise this First Refusal Right shall be subject and subordinate to the right of Innovative System Developers, Inc. to suite 310 and suite 318 and to any other existing rights of refusal, offer, expansion or renewal previously granted to any current tenant of the Building, or any of their successors, sublessees or assigns for the First Refusal Space. Tenant acknowledges and agrees that notwithstanding the fact that Tenant may properly exercise its rights with respect to the First Refusal Space, Tenant's right to exercise its First Refusal Right shall be null and void if any current tenant in the Building, or any of their successors, sublessees or assigns exercises any rights previously granted to them with respect to the First Refusal Space. In such event, neither Landlord nor Tenant shall have any liabilities to the other party as a result of the First Refusal Right becoming null and void.

60.  Renewal Option:

     So long as the Lease is in full force and effect and Tenant either at the time of exercising this option to renew or at the time of the commencement of the following described Option Period:

     (i) is occupying and doing business from the Demised Premises at the time the election is exercised; and
     (ii) is not in default under the Lease either at the time the election or at the time of commencement of the following described Option Period; and
     (iii) has maintained a history or payments within the applicable grace period, if any, provided under the Lease;

     Tenant is hereby granted two successive options to renew this Lease (each an "Option to Renew") each for a term of three (3) years (each an "Option Period"), each commencing upon the day next following the expiration of the current lease term. The terms of this Lease during the Option Periods shall be the same as during the current Lease term, except as provided below and except that there are no other Options to Renew other than as provided here. Each Option must be exercised no less than one hundred eighty (180) days prior to the expiration of the current lease term, or the Option Period, as the case may be, by written notice to Landlord. In the event Tenant fails to notify Landlord, in the manner herein specified, this clause shall be of no further force and effect.

     The Basic Rental during each Option Period shall be the greater of the rate for the Demised Premises for the immediately preceding year, or 95% of the then current market rate for space in the Building. Tenant shall increase its security deposit prior to the beginning of each Option Period to an amount proportionate to the amount of the rental increase. Landlord's determination of the market rate shall be conclusive on Tenant. Unless expressly set forth herein, any tenant concessions initially provided for in the Lease shall not be deemed applicable to the Option Period.

     In no event shall the Basic Rental during each Option Period decrease below the Basic Rental then paid by Tenant at the expiration of the current Lease Term. This Option to Renew is transferrable to any assignee or purchaser of CMSI. This Option to Renew may not be assigned or transferred to any sublessee of CMSI.

61.  Rental Abatement:

     No Basic Rental payments for the period January 1, 1995 through January 31, 1995 shall be paid by the Tenant to the Landlord and any such Basic Rental due for said period shall abate (the "Rental Abatement"). The total value of the Rental Abatement is $11,103.13. The Rental Abatement is for Basic Rental only and does not affect Tenant's obligation to pay additional rent or other sums otherwise due and payable under the terms of the Lease during the period of the Rental Abatement. In the event that Tenant defaults under the terms of the Lease, which default is not timely cured, Tenant's right to such Rental Abatement shall terminate and Tenant shall promptly pay to Landlord all rental amounts which have been abated prior to the expiration of the applicable cure period for the default in addition to any and all other charges or damages for which Landlord is entitled to recover. Further, any further rights of Tenant to Rental Abatement expressly set forth under the terms of this Lease shall be null and void and of no further force and effect.

62.  The following language is hereby added to the provisions of Paragraph
     34(a):

     (5) Provided Tenant is not in default under the Lease, Tenant or its representative shall have the right, during normal business hours and upon at least ten (10) days prior notice to Landlord, to examine Landlord's books and records with respect to the items in the Landlord's annual statement of the actual Annual Operating Expenses during normal business hours where such records are normally maintained, at any time within sixty
     (60) days following the furnishing by Landlord to Tenant of such statement. Unless Tenant shall take written exception of any item within sixty (60) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by Tenant. Any amount due to the Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within ten
        (10) days after the Landlord shall have submitted the statement, without prejudice to any such written exception.

63.     Notice of Sale of Building

        Tenant considers the opportunity to purchase the Symphony Woods Building in the future, as a material incentive for his executing this Lease, and any future leases for additonal space. In consideration for the Tenant signing this Lease and any future leases within the building, Landlord agrees to use reasonable efforts to notify Tenant that it has entered into serious negotiations with a bonafide third party relating to a sale of the Building. Nothing contained herein shall preclude Tenant from making an offer to purchase the Building at any time.

64.     Signage

        Provided (i) Tenant shall have obtained written approval from appropriate governmental authorites that a sign may be placed on the Building without Landlord having to change the name of the Building and (ii) that Tenant shall occupy for the conduct of business at least 30,000 square feet of rentable area in the Building, Tenant shall have the right to install tenant identification on the top of the Building. Tenant shall submit for Landlord's approval, which shall not be unreasonably withheld, plans detailing the design, materials, location and manner of installation of the sign. Tenant shall maintain the sign and shall remove the sign from the Building if the Tenant maintains less than the required amount of rental space within the Building or upon expiration or termination of the Lease.

65.     Insert at end of Paragraph 3 of Lease:

        "Notwithstanding the foregoing, Tenant may sell, transfer or assign the Lease in connection with any sale of all or substantially all of the assets of Tenant, provided that such transferee expressly executes an assumption of all Tenant's obligations under this Lease and such transferee has a net worth substantially comparable to the net worth of Tenant at the time this Lease was executed upon Landlord's consent which shall not be unreasonably withheld. Landlord agrees to review such request within fifteen (15) business days. In connection with any such sell, transfer or assignment, Landlord agrees that it shall not exercise its right to terminate the Lease on account of such sell, transfer or assignment."

DATED THIS ___ Day of February, 1995.

LANDLORD:                                   TENANT:

Symphony Woods Limited Partnership          Credit Management Solutions, Inc.
an Illinois limited partnership


By:     Symphony Woods Partners, Inc.,
        an Illinois corporation
        its general partner

        /s/ Dan Duhig                       /s/ Jim DeFrancesco
        ------------------------------      ----------------------------------
        Dan Duhig                           Jim DeFrancesco
        an Authorized Agent                 President


        Witness:   Jerry M. Ogle            Witness:
                ----------------------              --------------------------
                   Jerry M. Ogle
             Vice President and Secretary

                    MUTUAL RELEASE AND TERMINATION OF LEASE

This Mutual Release and Termination of Lease (the "Agreement") is entered into this 1st day of December, 1994 by and between Symphony Woods Limited Partnership (successor in interest to Columbia Tennis Barn Associates), ("Landlord") and Credit Management Solutions, Inc., ("Tenant").

WHEREAS, Tenant entered into a Lease (the "Lease") with Landlord dated February 22, 1988, for premises (the "Demised Premises") in the property known as Symphony Woods Office Center (the "Building"), County of Howard, State of Maryland; and

WHEREAS, Landlord and Tenant wish to cancel and terminate, effective as of February 14, 1995, (the "Effective Date") all rights and obligations between and among them to the extent set forth herein with respect to said Lease, and any amendments and other documents executed in connection with the Demised Premises;

NOW, THEREFORE, in consideration of the mutual covenants, conditions and provisions herein contained, it is agreed by and among the parties as follows:

1. Except as otherwise provided herein, and except for (i) that certain lease dated as of even date herewith (the "New Lease") by and between Landlord and Tenant for Suite 301 in the Building, and (ii) that certain lease dated October 29, 1993 (the "Suite 400 Lease") by and between Landlord and Tenant for Suite 400 in the Building, as of the Effective Date each of the undersigned parties, for themselves and all persons and concerns claiming by, through or under them, shall hereby release, acquit and discharge each other party hereto and their respective officers, directors, agents, guarantors and employees, of and from any and all obligations, claims, debts, demands, covenants, contracts, promises, agreements, liabilities, costs, attorney's fees, actions or causes of action whatsoever, whether known or unknown, which any party had, has, claims to have, or may later have against any other party hereto, accruing or arising out of, or pursuant to, or related to the aforesaid Lease and any and all amendments, correspondence, representations, certifications, warranties, promises or acts made in reliance upon any one or more of same, whether oral or written. Notwithstanding the foregoing, Tenant acknowledges that to the extent Landlord determines, at any future date, that the Building or Demised Premises contain any hazardous material or toxic substances which violate any applicable environmental, federal, state, municipal, or local law, ordinance, rule or regulation (the "Contamination") and such Contamination is due, in whole or in part, to the acts or omissions of Tenant, its agents or employees, Tenant shall remain liable to Landlord, its successors or assigns, for any and all cost, damage, loss or liability (including but not limited to attorneys' fees and costs) incurred by Landlord, as a result thereof, any and all such rights of Landlord being expressly reserved herein.

2. Except as hereinafter provided, as of the Effective Date, all documents other than the New Lease and the Suite 400 Lease heretofore executed by, between or among any one or more of the parties hereto and agreeing or purporting to create an interest in real property, or the right to occupy the Demised Premises, or creating an obligation to pay rent or any other sums of money, shall hereby be terminated and cancelled and shall be of no further force and effect, and Tenant shall hereby release, relinquish, and quitclaim to Landlord any and all rights, title, interest or demand to possess or claim in or to the Demised Premises.

3. Each of the parties hereto warrants and represents that it has not and shall not as of the Effective Date have sold, assigned, granted or transferred to any other person, firm or concern, any claim, demand or cause of action, or any participation or share in any same, covered by the terms of this Agreement or any part hereof. Tenant warrants and represents that Tenant has not, and shall not as of the Effective Date have committed, executed or suffered any act, deed, matter or thing whatsoever whereby the Demised

      Premises or any part thereof, are or shall, or may, can or shall be in any way encumbered. Each of the parties hereto further warrants and represents that the person or persons on whose behalf the execution is made has been fully authorized and empowered by the party to so act and bind the party for which it enters into this Agreement. This Agreement shall be binding in all respects upon the successors and assigns of each of the parties hereto.

4. Notwithstanding anything to the contrary contained hereinabove, it is expressly agreed and understood between the parties that Tenant shall remain liable to Landlord for, and is not released from Tenant's obligations arising under the Lease for Base Rent, Operating Expenses, additional rent and all other sums due under the Lease which have accrued up to and including the Effective Date. If at any time in the future, Landlord is required to repay or relinquish all or any part of the sums payable under this Agreement by Tenant to Landlord, whether pursuant to the order of any bankruptcy court or administrative body, or for any reason whatsoever, the parties hereto agree that in such event Landlord shall have a claim against Tenant, its estates, affiliates, successors and assigns, in the full and entire amount of all such sums due Landlord under the remaining term of the Lease as if this Agreement had never been entered into. The obligations set forth in this Paragraph shall survive the termination of the Lease as provided hereunder.

5. The submission of an executed copy of this Agreement to Landlord is only deemed to be an offer by Tenant to enter into this Agreement. No agreement to terminate shall be deemed effective until such time as this Agreement has been executed by both parties and a fully executed copy is delivered to Tenant by Landlord.

THE UNDERSIGNED HAVE READ THE FOREGOING AGREEMENT, HAVE RECEIVED THE ADVICE OF LEGAL COUNSEL AND FULLY UNDERSTAND THE TERMS AND CONDITIONS CONTAINED HEREIN.

LANDLORD:                                             TENANT:

Symphony Woods Limited Partnership           Credit Management Solutions, Inc.
----------------------------------           ----------------------------------
an Illinois limited partnership

By:   Symphony Woods Partners, Inc.,
      an Illinois corporation
      its general partner

By /s/ Tom Molina                             By /s/ Jim DeFrancesco
   -------------------------                    --------------------------------
       Tom Molina                                    Jim DeFrancesco
       an Authorized Agent                           President